UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21081

AllianceBernstein Blended Style Series, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2005

Date of reporting period:  August 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio


Annual Report

August 31, 2005

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 21, 2005


Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the "Fund") for the annual reporting period ended August 31, 2005. The Fund's Board of Directors recently approved a change to the Fund's fiscal year-end from September 30 to August 31. The change was approved to align this Fund's fiscal year-end with a new set of AllianceBernstein Pooling Portfolios. As a result, this report will discuss the Fund's performance for the six- and 11-month periods ended August 31, 2005. As of May 20, 2005, the Fund invests in a combination of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by Alliance Capital Management, L.P. (the "Adviser").

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in underlying portfolios that invest in large-capitalization companies. In managing the Fund, Alliance diversifies the investment portfolio between growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Fund's investments in the underlying portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the Fund's portfolio as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 11-month periods ended August 31, 2005. The Fund outperformed the benchmark for the six-month period ended August 31, 2005, bringing the performance over the trailing 11-month period ended August 31, 2005 above the benchmark as well.

Over the six-month period ended August 31, 2005, the growth segment of the Fund's portfolio meaningfully outperformed the market, while the value segment of the Fund's portfolio kept pace over the same time frame. Stock selection drove the Fund's outperformance during the six-month period, particularly in the health care sector, where holdings of select biotechnology and medical equipment stocks aided performance. The technology and financial services sectors were also sources of significantly positive stock selection. Sector selection was modestly negative with underexposure to the strong performing utility sector hurting the Fund's performance the most during the period.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 1


For the 11-month period ended August 31, 2005, stock selection was also positive, driven by health care and technology. This positive contribution to Fund returns was partially offset by underperformance among the Fund's consumer discretionary holdings. Sector selection was generally negative, driven by an underweighted position in energy early in the period as oil prices surged, and little exposure to utilities which rose as longer-term interest rates declined.

Market Review and Investment Strategy

U.S. stocks pushed higher in the six-month period ended August 31, 2005 despite record-breaking energy prices, rising interest rate fears, and the ravages of Hurricane Katrina. The market drew support from the ongoing resilience of the economy and stronger-than-expected corporate profits. In this environment, the Russell 1000 Growth Index outperformed the Russell 1000 Value Index, a reversal of conditions that have predominated for the last six years. The winners over this period continued to be energy, driven by oil prices, and utilities, driven by declining long-term interest rates. In aggregate, the 11-month period ended August 31, 2005 saw a strong rally in the equity markets, led by value-oriented stocks.

The equity markets remained complacent, as optimism about corporate profits overcame worries about high energy prices, two hurricanes and a sharp drop in consumer confidence. All measures of risk appetite remained compressed, suggesting relatively little compensation for risk taking. The valuation spreads between the most expensive and the cheapest stocks also remained unusually compressed. The Fund continues to have meaningful exposure to large-cap quality companies trading at unusually low valuations. The growth team retains its aggressive stance, while the value team continues to see modest opportunity in its domain. Thus, growth is contributing the bulk of the blend portfolio's active risk today.


2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE FUND VS. ITS BENCHMARK                         ---------------------------
PERIODS ENDED AUGUST 31, 2005                      6 Months          11 Months
------------------------------------------------------------------------------
AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio
------------------------------------------------------------------------------
     Class A                                        5.05%            12.35%
------------------------------------------------------------------------------
     Class B                                        4.81%            11.64%
------------------------------------------------------------------------------
     Class C                                        4.73%            11.64%
------------------------------------------------------------------------------
     Advisor Class                                  5.27%            12.73%
------------------------------------------------------------------------------
     Class R**                                      4.98%            12.10%
------------------------------------------------------------------------------
     Class K**                                      4.79%*
------------------------------------------------------------------------------
     Class I**                                      4.96%*
------------------------------------------------------------------------------
S&P 500 Stock Index                                 2.33%            11.35%
------------------------------------------------------------------------------

*   Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R is 2/17/04; the inception date for Class K and Class I shares is 3/1/05.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/15/02* TO 8/31/05

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


              AllianceBernstein
             Blended Style Funds
               U.S. Large Cap           S&P 500
              Portfolio Class A        Stock Index
--------------------------------------------------
7/15/02*            $ 9,575              $10,000
8/31/02             $ 9,518              $10,001
8/31/03             $10,463              $11,207
8/31/04             $11,182              $12,490
8/31/05             $12,812              $14,058


* Since inception of the Fund's Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/05) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
-----------------------------------------------------------------
                             NAV Returns             SEC Returns
Class A Shares
1 Year                            14.57%                9.67%
Since Inception*                   9.75%                8.25%

Class B Shares
1 Year                            13.88%                9.88%
Since Inception*                   9.02%                8.76%

Class C Shares
1 Year                            13.88%               12.88%
Since Inception*                   9.02%                9.02%

Advisor Class Shares
1 Year                            15.04%
Since Inception*                  10.12%


Class R Shares+
1 Year                            14.41%
Since Inception*                   5.36%

Class K Shares+
Since Inception*                   4.79%

Class I Shares+
Since Inception*                   4.96%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF
THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
-----------------------------------------------------------------
Class A Shares
1 Year                                                  9.63%
Since Inception*                                        8.68%

Class B Shares
1 Year                                                  9.68%
Since Inception*                                        9.14%

Class C Shares
1 Year                                                 12.68%
Since Inception*                                        9.40%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                 Ending
                  Account Value            Account Value              Expenses Paid
                  March 1, 2005           August 31, 2005             During Period*
             ---------------------    -------------------------    ----------------------
             Actual    Hypothetical    Actual    Hypothetical**    Actual    Hypothetical
            -------    ------------   --------    ------------    -------    ------------
Class A      $1,000      $1,000       $1,050.54    $1,017.34        $ 8.06      $7.93
-----------------------------------------------------------------------------------------
Class B      $1,000      $1,000       $1,048.14    $1,013.71        $11.77     $11.57
-----------------------------------------------------------------------------------------
Class C      $1,000      $1,000       $1,047.27    $1,013.81        $11.66     $11.47
-----------------------------------------------------------------------------------------
Advisor
Class        $1,000      $1,000       $1,052.67    $1,018.85         $6.52      $6.41
-----------------------------------------------------------------------------------------
Class R      $1,000      $1,000       $1,049.83    $1,015.83         $9.61      $9.45
-----------------------------------------------------------------------------------------
Class K+     $1,000      $1,000       $1,047.93    $1,017.50         $7.75      $7.64
-----------------------------------------------------------------------------------------
Class I+     $1,000      $1,000       $1,049.56    $1,019.10         $6.11      $6.02
-----------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.56%, 2.28%, 2.26%, 1.26%, 1.86%, 1.51% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365. Expenses of the Underlying Portfolios in which the Fund invests are not included herein.

**  Assumes 5% return before expenses.

+  Commencement of distribution on March 1, 2005.


6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


PORTFOLIO SUMMARY
August 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $167.0


HOLDINGS BREAKDOWN*

   50.0%   AllianceBernstein U.S. Large Cap Growth Portfolio
   50.0%   AllianceBernstein U.S. Value Portfolio

[PIE CHART OMITTED]

* All data are as of August 31, 2005. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 37-47.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 7


STATEMENT OF NET ASSETS
August 31, 2005

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value Portfolio
  (shares of 8,110,219)                                           $ 83,697,465
AllianceBernstein U.S. Large Cap Growth Portfolio
  (shares of 7,800,323)                                             83,697,464
                                                                   -----------
  Total investments (cost $137,688,615)                            167,394,929
Receivable for investments sold                                        349,180
Receivable for capital stock sold                                      100,998
Dividends and interest receivable                                        4,357
                                                                   -----------
Total assets                                                       167,849,464
                                                                   -----------
Liabilities
Payable for capital stock redeemed                                     514,885
Distribution fee payable                                               101,457
Advisory fee payable                                                    92,950
Transfer Agent fee payable                                              18,358
Accrued expenses and other liabilities                                 150,346
                                                                   -----------
Total liabilities                                                      877,996
                                                                   -----------
Net Assets                                                        $166,971,468
                                                                   -----------
Composition of Net Assets
Capital stock, at par                                             $     13,112
Additional paid-in capital                                         130,879,769
Accumulated net investment loss                                         (8,145)
Accumulated net realized gain on investment transactions             6,380,418
Net unrealized appreciation of investments                          29,706,314
                                                                   -----------
                                                                  $166,971,468
                                                                   -----------

Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:
                                          ---------------------        Maximum
                              Shares      Offering   Redemption       Offering
Class      Net Assets      Outstanding      Price      Price           Price*
------------------------------------------------------------------------------
A         $55,567,297      4,310,030          --       $12.89         $13.46
------------------------------------------------------------------------------
B         $64,828,684      5,134,908       $12.63         --             --
------------------------------------------------------------------------------
C         $36,806,801      2,914,950       $12.63         --             --
------------------------------------------------------------------------------
Advisor   $ 9,736,776        749,695       $12.99      $12.99            --
------------------------------------------------------------------------------
R         $    10,731            835       $12.85      $12.85            --
------------------------------------------------------------------------------
K         $    10,581            820       $12.90      $12.90            --
------------------------------------------------------------------------------
I         $    10,598            820       $12.92      $12.92            --
------------------------------------------------------------------------------

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

  See notes to financial statements.


8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF OPERATIONS

                                        October 1, 2004        July 1, 2004
                                               to                  to
                                        August 31, 2005*  September 30, 2004**
                                        ---------------- ---------------------
Investment Income
Dividends (net of foreign taxes
  withheld of $9,398 and $3,267)           $1,966,060            $614,060
Distributions from Underlying Portfolios      359,798                  -0-
Interest                                        9,054               2,951
                                            ---------            --------
                                            2,334,912             617,011
                                            ---------            --------
Expenses
Advisory fee                                  990,497             364,086
Distribution fee--Class A                     147,716              39,575
Distribution fee--Class B                     592,617             162,390
Distribution fee--Class C                     351,134             100,762
Distribution fee--Class R                          47                  12
Distribution fee--Class K                          13                  -0-
Transfer agency                               265,239              87,879
Printing                                      155,941              33,019
Custodian                                     114,722              32,451
Registration                                   90,106              17,807
Legal                                          78,079               8,831
Administrative                                 78,000              21,250
Audit                                          54,445              34,305
Directors' fees                                24,998               6,692
Miscellaneous                                  21,549                 975
                                            ---------            --------
Total expenses                              2,965,103             910,034
Less: expenses waived/reimbursed
  by the Adviser (see Note B)                 (78,000)           (113,744)
Less: expense offset arrangement
   (see Note B)                                (1,148)                 -0-
                                            ---------            --------
Net expenses                                2,885,955             796,290
                                            ---------            --------
Net investment loss                          (551,043)           (179,279)
                                            ---------            --------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
   Investment transactions                  7,824,427             204,041
   Sale of Underlying Portfolio shares        527,194                  -0-
Net change in unrealized
   appreciation/depreciation
   of investments                          10,737,217          (4,137,331)
                                           ----------          ----------
Net gain (loss) on investment
   transactions                            19,088,838          (3,933,290)
                                          -----------          ----------
Net Increase (Decrease) in Net Assets
   from Operations                        $18,537,795         $(4,112,569)
                                          -----------         -----------

*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 9


STATEMENT OF CHANGES IN NET ASSETS


                                     October 1, 2004       July 1, 2004       Year Ended
                                           to                   to              June 30,
                                     August 31, 2005*   September 30, 2004**     2004
                                    -----------------   --------------------  ----------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                     $(551,043)          $(179,279)        $(560,621)
Net realized gain on investment
  transactions                          8,351,621             204,041         4,980,979

Net change in unrealized
   appreciation/depreciation
   of investments                      10,737,217          (4,137,331)       15,258,251
                                    -----------------   ----------------    -----------
Net increase (decrease)
  in net assets from operations        18,537,795          (4,112,569)       19,678,609
Dividends and
Distributions to Shareholders from
Net investment income
   Advisor Class                               -0-                 -0-         (22,553)
Net realized gain on investment
  transactions
  Class A                              (1,881,052)                 -0-         (94,385)
  Class B                              (2,321,919)                 -0-        (118,505)
  Class C                              (1,396,394)                 -0-         (72,853)
  Advisor Class                          (335,708)                 -0-         (17,222)
  Class R                                    (356)                 -0-              -0-
Capital Stock Transactions
Net increase (decrease)               (11,050,043)         (5,100,240)       33,457,923
                                    -----------------   ----------------    -----------
Total increase (decrease)               1,552,323          (9,212,809)       52,811,014
Net Assets
Beginning of period                   165,419,145         174,631,954       121,820,940
                                    -----------------   ----------------    -----------
End of period, (including accumulated
  net investment loss of $8,145,
  $12,127 and $13,213,
  respectively)                      $166,971,468        $165,419,145      $174,631,954
                                    -----------------   ----------------    -----------


*    The Fund changed its fiscal year end from September 30 to August 31.

**   The Fund changed its fiscal year end from June 30 to September 30.

     See notes to financial statements.


10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
August 31, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Blended Style Series-U.S. Large Cap Portfolio (the "Fund") was organized under the laws of the State of Maryland on April 24, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund commenced operations on July 15, 2002. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Prior to commencement of operations on July 15, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") on July 10, 2002, of 10 shares each of Class A, Class B and Class C shares for $100 each, and 9,970 shares of Advisor Class shares for $99,700. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. As of May 20, 2005, the Fund invests substantially all of its assets in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by the Adviser. On May 20, 2005 the Fund acquired shares in the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The amount of unrealized appreciation transferred to the Underlying Portfolios, $21,836,291, is reflected as a change in unrealized appreciation on the statement of operations. The transfer had no impact on the Fund's net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 11


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date when securities or Underlying Portfolio shares are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.


12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

During 2004 the Fund changed its fiscal year end from June 30 to September 30. Subsequently, in 2005, the Fund changed its fiscal year end from September 30 to August 31. Accordingly, the statement of operations, statement of changes in net assets and financial highlights reflects the periods from July 1, 2004 to September 30, 2004 and from October 1, 2004 to August 31, 2005.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the excess over $5 billion up to $7.5 billion, .85% of the excess over $7.5 billion up to $10 billion and .80% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004 such waiver amounted to $92,494. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund and the Adviser entered into an Expense Limitation Agreement (the "Agreement"), dated July 15, 2002, under which the Adviser agreed to waive its fees and, if necessary, reimburse expenses of the Fund for the period from April


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 13


24, 2002 (date of organization of Fund) through August 31, 2003, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the periods October 1, 2004 to August 31, 2005 and July 1, 2004 to September 30, 2004, there were no fees waived by the Adviser. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser cannot exceed the sum of the Fund's organization costs and initial offering expenses. For the period October 1, 2004 to August 31, 2005, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period October 1, 2004 to August 31, 2005 and the period July 1, 2004 to September 30, 2004, the Adviser agreed to waive its fees for such services. Such waivers amounted to $78,000 and $21,250, respectively.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide Omnibus account services, sub-accounting services and/or networking services. The compensation retained by AGIS amounted to $116,793 and $48,563, respectively for the period October 1, 2004 to August 31, 2005 and the period July 1, 2004 to September 30, 2004. For the periods October 1, 2004 to August 31, 2005 and July 1, 2004 to September 30, 2004, the Fund's expenses were reduced by $1,148 and $0, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,563 and $-0- from the sale of Class A shares and received $1 and $-0-, $112,142 and $31,079, and $5,215 and $103,795 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period October 1, 2004 to August 31, 2005 and the period July 1, 2004 to September 30, 2004.

Brokerage commissions paid on investment transactions for the period October 1, 2004 to August 31, 2005 and the period July 1, 2004 to September 30, 2004, amounted to $113,480 and $68,258, of which $74,386 and $28,686


14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


and $-0- and $-0- were paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,489,632, $687,404, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investments (excluding short-term investments) for the period October 1, 2004 to August 31, 2005, were as follows:

                                               Purchases              Sales
                                             -------------         -----------
Investment securities (excluding
  U.S. government securities)                $ 63,949,798         $ 81,188,842
U.S. government securities                             -0-                  -0-
Investment of Underlying Portfolio
  Shares                                        8,111,651            8,919,590

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 137,694,080
                                                                 -------------
Gross unrealized appreciation                                    $  29,700,849
Gross unrealized depreciation                                               -0-
                                                                 -------------
Net unrealized appreciation                                      $  29,700,849
                                                                 -------------


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 15


NOTE E
Capital Stock

There are 36,000,000,000 shares of $.001 par value capital stock authorized, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A, Class B, Class C, Advisor Class, and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                   Shares
 ------------------------------------------------------------------------------
                             October 1, 2004    July 1, 2004
                                          to              to     Year Ended
                                  August 31,   September 30,       June 30,
                                       2005*          2004**           2004
-------------------------------------------------------------------------------
Class A
Shares sold                          890,051         163,406      1,977,746
Shares issued in reinvestment
  of distributions                   140,332              -0-         7,339
Shares converted from Class B         67,302          15,975        128,939
Shares redeemed                   (1,208,771)       (286,180)    (1,124,648)
Net increase (decrease)             (111,086)       (106,799)       989,376

Class B
Shares sold                          728,703         170,407      2,461,200
Shares issued in reinvestment
  of distributions                   142,127              -0-         7,346
Shares converted to Class A          (68,542)        (16,191)      (130,150)
Shares redeemed                   (1,168,524)       (287,612)    (1,218,317)
Net increase (decrease)             (366,236)       (133,396)     1,120,079

Class C
Shares sold                          393,242          82,342      1,608,514
Shares issued in reinvestment
  of distributions                    71,956              -0-         4,007
Shares redeemed                     (904,223)       (302,693)      (749,893)
Net increase (decrease)             (439,025)       (220,351)       862,628

Advisor Class
Shares sold                          166,789          39,520        360,286
Shares issued in reinvestment
  of distributions                    19,632              -0-         2,334
Shares redeemed                     (212,701)        (24,055)      (280,353)
Net increase (decrease)              (26,280)         15,465         82,267

*    The Fund changed its fiscal year end from September 30 to August 31.

**   The Fund changed its fiscal year end from June 30 to September 30.


16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO



                                                   Shares
-------------------------------------------------------------------------------
                              October 1, 2004    July 1, 2004
                                           to              to     February 17,
                                   August 31,   September 30,       2004(a) to
                                        2005*          2004**    June 30, 2004
------------------------------------------------------------------------------
Class R
Shares sold                                12               8              815
Shares issued in reinvestment
  of distributions                         -0-(b)          -0-              -0-
Net increase                               12               8              815

                             March 1, 2005(a)
                                           to
                             August 31, 2005*
----------------------------------------------
Class K
Shares sold                               820
Net increase                              820

Class I
Shares sold                               820
Net increase                              820

(a)  Commencement of distribution.

(b)  Share amount is less than one full share.

*    The Fund changed its fiscal year end from September 30 to August 31.

**   The Fund changed its fiscal year end from June 30 to September 30.


                                                    Amount
-------------------------------------------------------------------------------
                              October 1, 2004    July 1, 2004
                                          to               to     Year Ended
                                   August 31,   September 30,       June 30,
                                        2005*          2004**           2004
-------------------------------------------------------------------------------
Class A
Shares sold                     $  11,034,740    $  1,913,087  $  22,253,943
Shares issued in reinvestment
  of distributions                  1,754,149              -0-        85,202
Shares converted from Class B         837,074         186,897      1,503,782
Shares redeemed                   (14,862,514)     (3,317,464)   (12,952,774)
Net increase (decrease)         $  (1,236,551)  $  (1,217,480) $  10,890,153

Class B
Shares sold                      $  8,933,314    $  1,953,176  $  27,649,705
Shares issued in reinvestment
  of distributions                  1,748.158              -0-        84,548
Shares converted to Class A          (837,074)       (186,897)    (1,503,782)
Shares redeemed                   (14,123,211)     (3,306,673)   (14,010,139)

Net increase (decrease)         $  (4,278,813)  $  (1,540,394) $  12,220,332

*    The Fund changed its fiscal year end from September 30 to August 31.

**   The Fund changed its fiscal year end from June 30 to September 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 17


                                                  Amount
 -------------------------------------------------------------------------------
                            October 1, 2004   July 1, 2004
                                         to             to         Year Ended
                                 August 31,  September 30,           June 30,
                                      2005*         2004**               2004
-------------------------------------------------------------------------------
Class C
Shares sold                    $  4,761,972     $   951,751     $  18,065,607
Shares issued in reinvestment
  of distributions                  885,059              -0-           46,116
Shares redeemed                 (10,914,129)     (3,481,143)       (8,644,139)
Net increase (decrease)        $ (5,267,098)    $(2,529,392)    $   9,467,584

Advisor Class
Shares sold                    $  2,074,297     $   468,629     $   4,144,350
Shares issued in reinvestment
  of distributions                  246,581              -0-           27,146
Shares redeemed                  (2,608,808)       (281,703)       (3,301,642)
Net increase (decrease)        $   (287,930)    $   186,926     $     869,854

                                                                February 17,
                            October 1, 2004   July 1, 2004           2004(a)
                                         to             to                to
                                 August 31,  September 30,          June 30,
                                      2005*         2004**              2004
-------------------------------------------------------------------------------
Class R
Shares sold                    $        147    $      100       $     10,000
Shares issued in reinvestment
  of distributions                        2            -0-                -0-
Net increase                   $        149    $      100       $     10,000

                   March 1, 2005(a)
                                 to
                   August 31, 2005*
------------------------------------
Class K
Shares sold               $  10,100
Net increase              $  10,100

Class I
Shares sold               $  10,100
Net increase              $  10,100

(a)   Commencement of distribution.

*     The Fund changed its fiscal year end from September 30 to August 31.

**    The Fund changed its fiscal year end from June 30 to September 30.

NOTE F
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid


18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO



and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period October 1, 2004 to August 31, 2005.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the periods October 1, 2004 to August 31, 2005, July 1, 2004 toSeptember 30, 2004 and fiscal year ended June 30, 2004 were as follows:

                             October 1, 2004        July 1, 2004    Year Ended
                                    to                   to           June 30,
                             August 31, 2005     September 30, 2004     2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income               $        -0-      $      -0-       $  325,518
  Long term capital gains         5,935,429              -0-               -0-
Total taxable distributions       5,935,429              -0-          325,518
Total distributions paid        $ 5,935,429       $      -0-       $  325,518

As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $    315,425
Undistributed long-term capital gains                               6,070,459
Unrealized appreciation/(depreciation)(a)                          29,700,849
Total accumulated earnings/(deficit)(b)                          $ 36,086,733

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the difference between book and tax amortization of organization costs.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 19


During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a decrease to accumulated net investment loss, a decrease to accumulated net realized gain on investment transactions and a corresponding decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On


20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 21


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.


22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part and denied in part, defendants' motion to dismiss the Aucoin complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim against the Adviser.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 23


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class A
--------------------------------------------------------------------------------------------------------------------
                                             October 1,             July 1,
                                                   2004                2004                Year             July 15,
                                                     to                  to               Ended           2002(c) to
                                             August 31,           September            June 30,             June 30,
                                                2005(a)         30, 2004(b)                2004                 2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  11.87            $  12.14            $  10.68            $  10.00

Income From Investment Operations
Net investment income(d)(e)                         .01                 .00(f)              .01(g)              .02
Net realized and unrealized gain (loss) on
  investment transactions                          1.44                (.27)               1.47                 .68
Net increase (decrease) in net asset value
  from operations                                  1.45                (.27)               1.48                 .70

Less: Dividends and Distributions
Dividends from net investment income                 -0-                 -0-                 -0-               (.02)
Distributions from net realized gain on
  investment transactions                          (.43)                 -0-               (.02)                 -0-
Total dividends and distributions                  (.43)                 -0-               (.02)               (.02)
Net asset value, end of period                 $  12.89            $  11.87            $  12.14            $  10.68

Total Return
Total investment return based on
  net asset value(h)                              12.35%              (2.22)%             13.88%               6.96%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $55,567             $52,492             $54,956             $37,789
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                 1.47%(i)(j)         1.47%(i)            1.53%               1.65%(i)
  Expenses, before waivers/
    reimbursements                                 1.52%(i)(j)         1.74%(i)            1.76%               2.62%(i)
  Net investment income(e)                          .06%(i)             .01%(i)             .09%(g)             .20%(i)
Portfolio turnover rate                              44%                 11%                 39%                 25%

See footnote summary on page 30.


24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class B
--------------------------------------------------------------------------------------------------------------------
                                              October 1,            July 1,
                                                    2004               2004                Year             July 15,
                                                      to                 to               Ended           2002(c) to
                                              August 31,          September            June 30,             June 30,
                                                 2005(a)        30, 2004(b)                2004                 2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  11.71            $  11.99            $  10.62            $  10.00

Income From Investment Operations
Net investment loss(d)(e)                          (.07)               (.02)               (.07)(g)            (.04)
Net realized and unrealized gain (loss) on
  investment transactions                          1.42                (.26)               1.46                 .67
Net increase (decrease) in net asset value
  from operations                                  1.35                (.28)               1.39                 .63

Less: Dividends and Distributions
Dividends from net investment income                 -0-                 -0-                 -0-               (.01)
Distributions from net realized gain on
  investment transactions                          (.43)                 -0-               (.02)                 -0-
Total dividends and distributions                  (.43)                 -0-               (.02)               (.01)
Net asset value, end of period                 $  12.63            $  11.71            $  11.99            $  10.62

Total Return
Total investment return based on
  net asset value(h)                              11.64%              (2.34)%             13.11%               6.25%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $64,829             $64,399             $67,551             $47,963

Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                 2.19%(i)(j)         2.19%(i)            2.25%               2.35%(i)
  Expenses, before waivers/
    reimbursements                                 2.24%(i)(j)         2.46%(i)            2.48%               3.28%(i)
  Net investment loss(e)                           (.66)%(i)           (.71)%(i)           (.63)%(g)           (.50)%(i)
Portfolio turnover rate                              44%                 11%                 39%                 25%


See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class C
--------------------------------------------------------------------------------------------------------------------
                                              October 1,            July 1,
                                                    2004               2004                Year             July 15,
                                                      to                 to               Ended           2002(c) to
                                              August 31,          September            June 30,             June 30,
                                                 2005(a)        30, 2004(b)                2004                 2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  11.71            $  11.99            $  10.62            $  10.00

Income From Investment Operations
Net investment loss(d)(e)                          (.07)               (.02)               (.07)(g)            (.04)
Net realized and unrealized gain (loss) on
  investment transactions                          1.42                (.26)               1.46                 .67
Net increase (decrease) in net asset value
  from operations                                  1.35                (.28)               1.39                 .63

Less: Dividends and Distributions
Dividends from net investment income                 -0-                 -0-                 -0-               (.01)
Distributions from net realized gain on
  investment transactions                          (.43)                 -0-               (.02)                 -0-
Total dividends and distributions                  (.43)                 -0-               (.02)               (.01)
Net asset value, end of period                 $  12.63            $  11.71            $  11.99            $  10.62

Total Return
Total investment return based on
  net asset value(h)                              11.64%              (2.34)%             13.11%               6.25%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $36,807             $39,267             $42,854             $28,806

Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                 2.17%(i)(j)         2.18%(i)            2.24%               2.35%(i)
  Expenses, before waivers/
    reimbursements                                 2.22%(i)(j)         2.45%(i)            2.47%               3.26%(i)
  Net investment loss(e)                           (.63)%(i)           (.71)%(i)           (.62)%(g)           (.47)%(i)
Portfolio turnover rate                              44%                 11%                 39%                 25%

See footnote summary on page 30.


26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Advisor Class
--------------------------------------------------------------------------------------------------------------------
                                             October 1,             July 1,
                                                   2004                2004                Year             July 15,
                                                     to                  to               Ended           2002(c) to
                                             August 31,           September            June 30,             June 30,
                                                2005(a)         30, 2004(b)                2004                 2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  11.92            $  12.18            $  10.71            $  10.00

Income From Investment Operations
Net investment income(d)(e)                         .04                 .01                 .04(g)              .04
Net realized and unrealized gain (loss) on
  investment transactions                          1.46                (.27)               1.48                 .69
Net increase (decrease) in net asset value
  from operations                                  1.50                (.26)               1.52                 .73

Less: Dividends and Distributions
Dividends from net investment income                 -0-                 -0-               (.03)               (.02)
Distributions from net realized gain on
  investment transactions                          (.43)                 -0-               (.02)                 -0-
Total dividends and distributions                  (.43)                 -0-               (.05)               (.02)
Net asset value, end of period                 $  12.99            $  11.92            $  12.18            $  10.71

Total Return
Total investment return based on
  net asset value(h)                              12.73%              (2.13)%             14.20%               7.32%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                $9,737              $9,251              $9,261              $7,263

Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                 1.17%(i)(j)         1.17%(i)            1.23%               1.35%(i)
  Expenses, before waivers/
    reimbursements                                 1.22%(i)(j)         1.44%(i)            1.46%               4.78%(i)
  Net investment income(e)                          .36%(i)             .31%(i)             .39%(g)             .48%(i)
Portfolio turnover rate                              44%                 11%                 39%                 25%

See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 27



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                   Class R
---------------------------------------------------------------------------------------------------------------
                                                            October 1,             July 1,         Feburary 17,
                                                                  2004                2004              2004(k)
                                                                    to                  to                   to
                                                            August 31,           September            June 30,
                                                               2005(a)         30, 2004(b)                2004
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.86            $  12.13            $  12.27

Income From Investment Operations
Net investment (loss)(d)(e)                                       (.02)               (.01)               (.01)(g)
Net realized and unrealized gain (loss) on investment
  transactions                                                    1.44                (.26)               (.13)
Net increase (decrease) in net asset value from
  operations                                                      1.42                (.27)               (.14)

Less: Distributions
Distributions from net realized gain on investment
  transactions                                                    (.43)                 -0-                 -0-
Net asset value, end of period                                $  12.85            $  11.86            $  12.13

Total Return
Total investment return based on net asset value(h)              12.10%             (2.23)%             (1.14)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $11                 $10                 $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)                      1.72%(j)            1.66%               1.78%
  Expenses, before waivers/reimbursements(i)                      1.77%(j)            1.93%               2.15%
  Net investment loss(e)(i)                                       (.20)%              (.18)%              (.12)%(g)
Portfolio turnover rate                                             44%                 11%                 39%

See footnote summary on page 30.


28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                               Class K
------------------------------------------------------------------------------
                                                      March 1, 2005(k)
                                                                    to
                                                            August 31,
                                                                  2005
------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.31

Income From Investment Operations
Net investment loss(d)(e)                                         (.03)
Net realized and unrealized gain on investment transactions        .62
Net increase in net asset value from operations                    .59
Net asset value, end of period                                $  12.90

Total Return
Total investment return based on net asset value(h)               4.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)(j)                   1.51%
  Expenses, before waivers/reimbursements(i)(j)                   1.56%
  Net investment loss(e)(i)                                       (.50)%
Portfolio turnover rate                                             44%

See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 29



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                               Class I
------------------------------------------------------------------------------
                                                      March 1, 2005(k)
                                                                    to
                                                            August 31,
                                                                  2005
------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.31

Income From Investment Operations
Net investment loss(d)(e)                                         (.01)
Net realized and unrealized gain on investment transactions        .62
Net increase in net asset value from operations                    .61
Net asset value, end of period                                $  12.92

Total Return
Total investment return based on net asset value(h)               4.96%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $10

Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)(j)                   1.19%
  Expenses, before waivers/reimbursements(i)(j)                   1.24%
  Net investment loss(e)(i)                                       (.17)%
Portfolio turnover rate                                             44%

(a)  The Fund changed its fiscal year end from September 30 to August 31.

(b)  The Fund changed its fiscal year end from June 30 to September 30.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Amount is less than $.001.

(g)  Net of fees and expenses waived by the Transfer Agent.

(h) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i)  Annualized.

(j) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.

(k)  Commencement of distribution.



30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Board of Directors and Shareholders of
AllianceBernstein Blended Style Series U.S. Large Cap Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series U.S. Large Cap Portfolio (the "Fund") at August 31, 2005, the results of its operations for the period October 1, 2004 through August 31, 2005 and for the period July 1, 2004 through September 30, 2004, and the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 21, 2005

TAX INFORMATION (unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $5,935,429 of long-term capital gain distributions, during the fiscal period ended August 31, 2005, which are subject to a maximum tax rate of 15%.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)

OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Seth J. Masters(2), Senior Vice President
Thomas J. Bardong, Vice President
Andrew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher Nikolich, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissell LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein U.S. Large Cap's portfolio are made by the Blend Investment Policy Team. Day-to-day responsibilities for coordinating the Fund's investments reside with Seth Masters, the Chief Investment Officer of the Blend Investment Policy Team.


32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND                    OTHER
   NAME, ADDRESS,                          PRINCIPAL                                   COMPLEX               DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                              OVERSEEN BY                HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                             DIRECTOR                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **                  Executive Vice President of                             81                 SCB Partners
1345 Avenue of the                 Alliance CapitalManagement                                                 Inc.; SCB, Inc.
Americas                           Corporation ("ACMC")  since
New York, NY 10105                 2001; prior thereto Chief
10/2/57                            Executive Officer of Sanford
(2003)                             C. Bernstein & Co., LLC and its
                                   predecessor since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment Adviser and                                  108                None
2 Sound View Drive                 Independent Consultant. Formerly
Suite 100                          Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which
(2001)                             he had been associated since
Chairman of the Board              prior to 2000. Formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Ruth Block, #***                   Formerly an Executive Vice                              105                None
500 S.E. Mizner Blvd.              President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(2001)                             States; Chairman and Chief
                                   Executive Officer of Evlico
                                   (insurance). Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation. Governor at Large
                                   National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent Consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of ACMC responsible
10/23/29                           for mutual fund administration.
(2001)                             Prior to joining ACMC in 1984, he
                                   was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was a
                                   Senior Manager at Price
                                   Waterhouse & Co. Member of the
                                   American Institute of Certified
                                   Public Accountants since 1953.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 33


                                                                                     PORTFOLIOS
                                                                                      IN FUND                    OTHER
   NAME, ADDRESS,                          PRINCIPAL                                   COMPLEX               DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                              OVERSEEN BY                HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                             DIRECTOR                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. He was formerly a                           105                None
P.O. Box 12                        President of Save Venice, Inc.
Annandale, NY 12504                (preservation organization) from
2/19/42                            2001-2002, Senior Advisor from
(2001)                             June 1999-June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Michael Downey, #                  Consultant since January 2004.                          80                 Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                               Fund, Inc.
Management L.P.                    Lexington Capital, LLC (investment                                         and the
Attn: Philip L. Kirstein           advisory firm) from December 1997                                          Merger Fund
1345 Avenue of the                 until December 2003. Prior thereto,
Americas                           Chairman and CEO of Prudential
New York, NY 10105                 Mutual Fund Management from 1987 to 1993.
1/26/1944
(2005)

*   There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee, Governance and Nominating Committee and
Independent Directors Committee.


34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Officer Information
Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*                   POSITION(S)                       PRINCIPAL OCCUPATION
AND DATE OF BIRTH               HELD WITH FUND                       DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment
                                                            Managers L.P. since prior to 2000 until
                                                            March 2003.

Seth J. Masters,              Senior Vice President         Executive Vice President of ACMC,**
6/4/59                                                      and Chief Investment Officer of Style
                                                            Blend and Core Equity Services and
                                                            headed the U.S. and Global Style Blend
                                                            teams at ACMC since October 2000.
                                                            Prior thereto, he was Chief Investment
                                                            Officer for Emerging Markets Value
                                                            at Sanford C. Bernstein & Co., Inc.
                                                            since prior to 2000.

Thomas J. Bardong,            Vice President                Senior Vice President of ACMC,** with
4/28/45                                                     which he has been associated since prior to 2000.

Andrew W.Demakis,             Vice President                Senior Vice President of ACMC,** with
8/21/63                                                     which he has been associated since prior to 2000.

Thomas J.Fontaine,            Vice President                Vice President of ACMC,** with which
8/20/65                                                     he has been associated since prior to 2000.

Joshua Lisser,                Vice President                Senior Vice President of ACMC,** with
11/9/66                                                     which he has been assoicated since prior to 2000.

Christopher Nikolich,         Vice President                Vice President of ACMC,** with which
10/10/69                                                    he has been associated since prior to 2000.

Mark R. Manley,               Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC, with which he has been
                                                            associated since prior to 2000.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 35



 NAME, ADDRESS*                   POSITION(S)                       PRINCIPAL OCCUPATION
AND DATE OF BIRTH               HELD WITH FUND                       DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Mark D. Gersten,              Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and a
                                                            Vice President of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM"),** with
                                                            which he has been associated since
                                                            prior to 2000.

Vincent S. Noto,              Controller                    Vice President of AGIS,** with which he
12/14/64                                                    has been associated since prior to
                                                            2000.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI


36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Pages 37-47 represent the holdings of the Underlying Portfolios in which the Fund invests, including specific breakdowns within the Underlying Portfolios. A copy of the Underlying Portfolios' audited annual report is available upon request.


PORTFOLIO SUMMARY
August 31, 2005

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*

       31.7%  Financial
       13.7%  Energy
       10.4%  Consumer Growth
       7.5%   Consumer Staples
       7.4%   Technology
       7.2%   Utilities
       6.1%   Capital Equipment
       4.5%   Consumer Cyclicals
       2.9%   Industrial Commodities
       2.3%   Services
       0.5%   Non-Financial

       5.8%   Short-Term

[PIE CHART OMMITTED]

U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

       33.7%  Technology
       23.8%  Health Care
       16.9%  Consumer Services
       9.8%   Finance
       5.4%   Energy
       4.0%   Consumer Staples
       3.6%   Capital Goods
       1.8%   Consumer Manufacturing
       0.6%   Aerospace & Defense
       0.4%   Short-Term

[PIE CHART OMMITTED]

* All data are as of August 31, 2005. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 37


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.6%

Financial-31.9%
Banks - NYC-6.7%
Citigroup, Inc.                               1,285,500   $   56,266,335
J.P. Morgan Chase & Co.                       1,002,200       33,964,558
                                                             ------------
                                                              90,230,893

Life Insurance-1.8%
Genworth Financial, Inc. Cl.A                   176,200        5,668,354
Jefferson-Pilot Corp.                             9,900          492,327
MetLife, Inc.                                   276,650       13,550,317
Prudential Financial, Inc.                       42,800        2,755,036
Torchmark Corp.                                  43,600        2,299,464
                                                             ------------
                                                              24,765,498

Major Regional Banks-9.8%
Bank of America Corp.                         1,041,094       44,798,275
BB&T Corp.                                       32,700        1,326,639
Comerica, Inc.                                   93,300        5,643,717
Huntington Bancshares, Inc.                     326,300        7,827,937
KeyCorp                                          89,900        2,977,488
Mellon Financial Corp.                          308,300       10,004,335
National City Corp.                             187,900        6,882,777
PNC Financial Services Group, Inc.               57,600        3,238,848
SunTrust Banks, Inc.                             99,200        6,971,776
U.S. Bancorp                                    216,700        6,331,974
Wachovia Corp.                                  481,350       23,884,587
Wells Fargo & Co.                               224,600       13,390,652
                                                             ------------
                                                             133,279,005

Multi-Line Insurance-1.9%
American International Group, Inc.              243,200       14,397,440
Hartford Financial Services Group, Inc.         151,900       11,096,295
                                                             ------------
                                                              25,493,735

Property/Casualty Insurance-3.2%
ACE Ltd. (Cayman Islands)                       145,900        6,479,419
Old Republic International Corp.                 17,300          435,441
PartnerRe Ltd. (Bermuda)                         28,000        1,699,600
RenaissanceRe Holdings (Bermuda)                 87,200        3,951,032
The Allstate Corp.                               97,050        5,455,180
The Chubb Corp.                                  66,400        5,774,144
The St. Paul Travelers Cos., Inc.               299,086       12,863,689
XL Capital Ltd. Cl.A (Bermuda)                   96,200        6,685,900
                                                             ------------
                                                              43,344,405

Savings & Loan-3.4%
Astoria Financial Corp.                          56,800        1,586,424
Countrywide Financial Corp.                      74,900        2,530,871
Fannie Mae                                      343,950       17,555,208
Freddie Mac                                     259,700       15,680,686
Washington Mutual, Inc.                         205,200        8,532,216
                                                             ------------
                                                              45,885,405


38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------
Miscellaneous-5.1%
Goldman Sachs Group, Inc.                       138,250   $   15,370,635
Lehman Brothers Holdings, Inc.                   76,300        8,061,858
MBIA, Inc.                                       15,800          915,926
Merrill Lynch & Co., Inc.                       389,500       22,263,820
MGIC Investment Corp.                            28,100        1,754,283
Morgan Stanley                                  343,600       17,478,932
Waddell & Reed Financial Inc. Cl.A              151,300        2,932,194
                                                             ------------
                                                              68,777,648
                                                             ------------
                                                             431,776,589

Energy-13.7%
Gas Pipelines-0.0%
El Paso Corp.                                    56,000          649,600

Offshore Drilling-1.6%
Diamond Offshore Drilling, Inc.                  54,200        3,201,052
ENSCO International, Inc.                        78,200        3,195,252
GlobalSantaFe Corp. (Cayman Islands)            117,000        5,484,960
Noble Corp. (Cayman Islands)                     69,500        4,955,350
Rowan Cos., Inc.                                126,800        4,716,960
                                                             ------------
                                                              21,553,574

Oils - Integrated Domestic-3.6%
Conocophillips                                  413,000       27,233,220
Marathon Oil Corp.                              128,100        8,238,111
Occidental Petroleum Corp.                      108,700        9,025,361
Total SA (ADR) (France)                          36,700        4,838,528
                                                             ------------
                                                              49,335,220

Oils - Integrated International-8.5%
BP Plc (ADR) (United Kingdom)                    99,700        6,817,486
Chevron Corp.                                   501,600       30,798,240
Exxon Mobil Corp.                             1,286,300       77,049,370
                                                             ------------
                                                             114,665,096
                                                             ------------
                                                             186,203,490

Consumer Growth-10.4%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)          331,500        4,021,095

Drugs-5.0%
Bristol-Myers Squibb Co.                        201,800        4,938,046
Eli Lilly & Co.                                 153,300        8,434,566
Merck & Co., Inc.                               589,800       16,650,054
Pfizer, Inc.                                  1,491,000       37,975,770
                                                             ------------
                                                              67,998,436

Entertainment-3.0%
The Walt Disney Co.                              18,000          453,420
Time Warner, Inc.                             1,335,900       23,939,328
Viacom, Inc. Cl.B                               487,500       16,570,125
                                                             ------------
                                                              40,962,873


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 39


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Hospital Management-0.6%
HCA, Inc.                                       117,400    $   5,787,820
Tenet Healthcare Corp.(a)                       157,800        1,922,004
                                                             ------------
                                                               7,709,824

Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                 113,300        5,582,291

Other Medical-0.1%
AmerisourceBergen Corp.                          20,100        1,500,867

Radio-TV Broadcasting-1.0%
Comcast Corp.Cl.A(a)                            452,750       13,837,161
                                                             ------------
                                                             141,612,547

Consumer Staples-7.6%
Beverages - Soft, Lite & Hard-1.1%
Molson Coors Brewing Co. Cl.B                    18,900        1,211,679
PepsiCo, Inc.                                   124,100        6,806,885
The Coca-Cola Co.                               146,900        6,463,600
                                                             ------------
                                                              14,482,164

Foods-1.1%
Bunge Ltd. (Bermuda)                             31,800        1,867,296
Del Monte Foods Co.(a)                           85,900          928,579
General Mills, Inc.                             198,500        9,154,820
Kellogg Co.                                       9,500          430,635
Kraft Foods, Inc. Cl.A                           32,700        1,013,700
Sara Lee Corp.                                   99,400        1,888,600
                                                             ------------
                                                              15,283,630

Restaurants-0.9%
Darden Restaurants, Inc.                         12,700          398,907
McDonald's Corp.                                357,200       11,591,140
                                                             ------------
                                                              11,990,047

Retail - Food-1.3%
Kroger Co.(a)                                   398,300        7,862,442
Safeway, Inc.                                   242,400        5,752,152
SUPERVALU, Inc.                                 119,150        4,146,420
                                                             ------------
                                                              17,761,014

Soaps & Household Chemicals-0.6%
Procter & Gamble Co.                            120,700        6,696,436
Unilever NV (Netherlands)                        26,200        1,813,040
                                                             ------------
                                                               8,509,476

Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                       33,000          742,830


40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Tobacco-2.5%
Altria Group, Inc.                              370,550   $   26,197,885
UST, Inc.                                       173,900        7,401,184
                                                             ------------
                                                              33,599,069
                                                             ------------
                                                             102,368,230

Technology-7.5%
Communication - Equip. Mfrs.-0.9%
ADC Telecommunications, Inc.(a)                 209,799        4,393,191
Corning, Inc.(a)                                168,600        3,365,256
Tellabs, Inc.(a)                                467,600        4,156,964
                                                             ------------
                                                              11,915,411

Computer/Instrumentation-1.1%
Celestica, Inc. (Canada)(a)                     339,400        4,049,042
Flextronics International, Ltd. (Singapore)(a)  319,100        4,167,446
Sanmina-SCI Corp.(a)                            599,600        3,039,972
Solectron Corp.(a)                              959,100        3,932,310
                                                             ------------
                                                              15,188,770

Computers-3.0%
EMC Corp.(a)                                    493,200        6,342,552
Hewlett-Packard Co.                             910,800       25,283,808
International Business Machines Corp.           106,500        8,586,030
                                                             ------------
                                                              40,212,390

Computer Services/Software-1.2%
Electronic Data Systems Corp.                   388,400        8,700,160
Microsoft Corp.                                 266,000        7,288,400
                                                             ------------
                                                              15,988,560

Miscellaneous Industrial Technology-0.5%
Arrow Electronics, Inc.(a)                      136,200        4,061,484
Avnet, Inc.(a)                                   12,700          318,135
Ingram Micro, Inc. Cl.A(a)                       95,300        1,668,703
Tech Data Corp.(a)                               42,875        1,569,654
                                                             ------------
                                                               7,617,976

Semiconductors-0.8%
Agere Systems, Inc. Cl.A(a)                     328,130        3,714,431
Intel Corp.                                     257,900        6,633,188
                                                             ------------
                                                              10,347,619
                                                             ------------
                                                             101,270,726

Utilities-7.2%
Electric Companies-2.8%
Alliant Energy Corp.                             17,600          528,880
American Electric Power Co., Inc.               140,850        5,236,803
Constellation Energy Group                       34,350        2,018,063
Edison International                             11,100          499,833
Entergy Corp.                                   143,700       10,764,567
Exelon Corp.                                     27,600        1,487,364


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 41


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
FirstEnergy Corp.                               135,600    $   6,919,668
Sempra Energy                                   157,800        7,072,596
Wisconsin Energy Corp.                           85,125        3,334,346
Xcel Energy, Inc.                                30,600          588,744
                                                             ------------
                                                              38,450,864

Telephone-4.4%
BellSouth Corp.                                 150,300        3,951,387
SBC Communications, Inc.                        437,100       10,525,368
Sprint Nextel Corp.                             766,100       19,864,973
Verizon Communications, Inc.                    759,300       24,836,703
                                                             ------------
                                                              59,178,431
                                                             ------------
                                                              97,629,295

Capital Equipment-6.1%
Aerospace & Defense-1.8%
Boeing Co.                                      101,300        6,789,126
General Dynamics Corp.                            9,900        1,134,441
Goodrich Corp.                                  115,300        5,283,046
Northrop Grumman Corp.                          200,900       11,268,481
                                                             ------------
                                                              24,475,094

Auto Trucks - Parts-0.4%
Eaton Corp.                                      81,900        5,235,048

Electrical Equipment-2.7%
Cooper Industries, Ltd. Cl.A (Bermuda)           54,800        3,640,912
General Electric Co.                            757,400       25,456,214
Honeywell International, Inc.                    75,400        2,886,312
Hubbell, Inc. Cl.B                               96,275        4,351,630
                                                             ------------
                                                              36,335,068

Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A (Bermuda)          72,000        5,732,640
SPX Corp.                                       132,300        6,024,942
Textron, Inc.                                    72,800        5,190,640
                                                             ------------
                                                              16,948,222
                                                             ------------
                                                              82,993,432

Consumer Cyclicals-4.5%
Apparel Manufacturing-0.5%
Jones Apparel Group, Inc.                       136,600        3,849,388
VF Corp.                                         51,775        3,070,775
                                                             ------------
                                                               6,920,163

Autos & Auto Parts-1.6%
American Axle & Manufacturing Holdings, Inc.     25,000          649,000
Autoliv, Inc. (Sweden)                          162,800        7,244,600
BorgWarner, Inc.                                 64,800        3,788,208
Dana Corp.                                       63,500          854,710
Johnson Controls, Inc.                           46,300        2,777,074
Lear Corp.                                       63,075        2,377,928
Magna International, Inc. Cl.A (Canada)          55,300        4,062,338
                                                             ------------
                                                              21,753,858


42 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Federated Department Stores, Inc.                 6,600      $   455,268
Limited Brands, Inc.                            282,000        6,198,360
Nordstrom, Inc.                                  29,300          983,894
Office Depot, Inc.(a)                           309,400        9,282,000
Target Corp.                                     75,400        4,052,750
                                                             ------------
                                                              20,972,272

Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                         61,700        1,042,730

Toys-0.6%
Mattel, Inc.                                    455,500        8,212,665

Miscellaneous Consumer Cyclicals-0.2%
Newell Rubbermaid, Inc.                          90,900        2,129,787
                                                             ------------
                                                              61,031,475

Industrial Commodities-2.9%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                   232,100        9,184,197
Eastman Chemical Co.                             27,800        1,333,566
Hercules, Inc.(a)                                70,600          900,150
Lubrizol Corp.                                   65,800        2,720,830
PPG Industries, Inc.                             74,500        4,692,010
                                                             ------------
                                                              18,830,753

Containers - Metal/Glass/Paper-0.1%
Owens-Illinois, Inc.(a)                          43,525        1,122,945

Paper-1.0%
Georgia-Pacific Corp.                           104,200        3,343,778
Kimberly-Clark Corp.                            102,100        6,362,872
Smurfit-Stone Container Corp.(a)                281,700        3,109,968
Temple-Inland, Inc.                              40,400        1,554,996
                                                             ------------
                                                              14,371,614

Steel-0.4%
United States Steel Corp.                       117,800        4,938,176
                                                             ------------
                                                              39,263,488

Services-2.3%
Railroads-2.3%
Burlington Northern Santa Fe Corp.              161,575        8,566,707
CSX Corp.                                       122,700        5,390,211
Norfolk Southern Corp.                          178,300        6,349,263
Union Pacific Corp.                             160,000       10,923,200
                                                             ------------
                                                              31,229,381

Non-Financial-0.5%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                  34,800        2,516,736
Vulcan Materials Co.                             33,600        2,414,160
                                                             ------------
                                                               4,930,896


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 43


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Building Material - Heat/Plumbing/Air-0.1%
Masco Corp.                                      62,500    $   1,917,500
                                                             ------------
                                                               6,848,396

Total Common Stocks
  (cost $1,248,564,256)                                    1,282,227,049

SHORT-TERM INVESTMENT-5.9%
Time Deposit-5.9%
State Street Euro Dollar
   2.85%, 9/01/05
   (cost $79,372,000)                        $   79,372       79,372,000

Total Investments-100.5%
   (cost $1,327,936,256)                                   1,361,599,049
Other assets less liabilities-(0.5%)                          (6,566,613)
                                                          ---------------
Net Assets-100%                                           $1,355,032,436


(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt

     See notes to financial statements.


44 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.5%

Technology-33.7%
Communication Equipment-9.1%
Corning, Inc.(a)                              1,516,400   $   30,267,344
Juniper Networks, Inc.(a)                     1,757,000       39,954,180
QUALCOMM, Inc.                                1,445,300       57,392,863
                                                             ------------
                                                             127,614,387

Computer Hardware/Storage-8.2%
Apple Computer, Inc.(a)                       1,202,500       56,433,325
Dell, Inc.(a)                                 1,307,700       46,554,120
EMC Corp.(a)                                    851,500       10,950,290
                                                             ------------
                                                             113,937,735

Computer Peripherals-0.9%
Network Appliance, Inc.(a)                      530,800       12,601,192

Internet Media-8.4%
Google, Inc. Cl.A(a)                            206,100       58,944,600
Yahoo!, Inc.(a)                               1,767,400       58,925,116
                                                             ------------
                                                             117,869,716

Semiconductor Components-6.3%
Broadcom Corp. Cl. A(a)                         935,100       40,676,850
Marvell Technology Group, Ltd. (Bermuda)(a)     778,500       36,737,415
Texas Instruments, Inc.                         300,900        9,833,412
                                                             ------------
                                                              87,247,677

Software-0.8%
Microsoft Corp.                                 410,100       11,236,740
                                                             ------------
                                                             470,507,447

Health Care-23.8%
Biotechnology-6.9%
Affymetrix, Inc.(a)                             130,100        6,438,649
Amgen, Inc.(a)                                  334,180       26,700,982
Genentech, Inc.(a)                              521,450       48,985,013
Gilead Sciences, Inc.(a)                        323,700       13,919,100
                                                             ------------
                                                              96,043,744

Drugs-3.4%
Eli Lilly & Co.                                 272,800       15,009,456
Teva Pharmaceutical Industries, Ltd. (ADR)
  (Israel)                                      993,800       32,238,872
                                                             ------------
                                                              47,248,328

Medical Products-8.1%
Alcon, Inc. (Switzerland)                       316,500       37,362,825
St. Jude Medical, Inc.(a)                       973,850       44,699,715
Zimmer Holdings, Inc.(a)                        390,150       32,058,626
                                                             ------------
                                                             114,121,166


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 45


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.4%
UnitedHealth Group, Inc.                        754,400   $   38,851,600
WellPoint, Inc.(a)                              489,500       36,345,375
                                                             ------------
                                                              75,196,975
                                                             ------------
                                                             332,610,213

Consumer Services-16.9%
Advertising-0.1%
Lamar Advertising Co. Cl.A(a)                    23,900          961,258

Broadcasting & Cable-2.2%
The E.W. Scripps Co. Cl.A                       460,850       23,042,500
Time Warner, Inc.                               394,350        7,066,752
                                                             ------------
                                                              30,109,252

Entertainment & Leisure-1.0%
Carnival Corp. (Panama)                         297,350       14,671,249

Restaurants & Lodging-0.8%
Starbucks Corp.(a)                              225,300       11,048,712

Retail - General Merchandise-9.9%
Best Buy Co., Inc.                               52,400        2,497,384
eBay, Inc.(a)                                 1,292,800       52,345,472
Lowe's Cos., Inc.                               641,450       41,251,649
Target Corp.                                    788,905       42,403,644
                                                             ------------
                                                             138,498,149

Miscellaneous-2.9%
Electronic Arts, Inc.(a)                        707,540       40,527,891
                                                             ------------
                                                             235,816,511

Finance-9.7%
Banking - Regional-0.3%
Northern Trust Corp.                             86,300        4,301,192

Brokerage & Money Management-5.0%
Franklin Resources, Inc.                        238,850       19,213,094
Legg Mason, Inc.                                170,600       17,832,818
Merrill Lynch & Co., Inc.                       148,000        8,459,680
The Goldman Sachs Group, Inc.                   225,950       25,121,121
                                                             ------------
                                                              70,626,713

Insurance-4.4%
AFLAC, Inc.                                     233,100       10,074,582
American International Group, Inc.              641,710       37,989,232
Progressive Corp.                               138,975       13,398,580
                                                             ------------
                                                              61,462,394
                                                             ------------
                                                             136,390,299


46 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-5.4%
Oil Service-5.4%
Halliburton Co.                                 666,900   $   41,327,793
Nabors Industries, Ltd. (Bermuda)(a)            504,700       33,814,900
                                                             ------------
                                                              75,142,693

Consumer Staples-4.0%
Cosmetics-0.3%
Avon Products, Inc.                             125,600        4,122,192

Household Products-2.9%
Procter & Gamble Co.                            736,900       40,883,212

Retail - Food & Drug-0.8%
Whole Foods Market, Inc.                         80,505       10,406,076
                                                             ------------
                                                              55,411,480

Capital Goods-3.6%
Miscellaneous-3.6%
General Electric Co.                          1,497,755       50,339,546

Consumer Manufacturing-1.8%
Building & Related-1.8%
Pulte Homes, Inc.                               291,400       25,118,680

Aerospace & Defense-0.6%
Aerospace-0.6%
Boeing Co.                                      126,700        8,491,434

Total Common Stocks
  (cost $1,325,579,419)                                    1,389,828,303

SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $5,615,000)                            $  5,615        5,615,000

Total Investments-99.9%
  (cost $1,331,194,419)                                    1,395,443,303
Other assets less liabilities-0.1%                             1,593,732
                                                          ---------------
Net Assets-100%                                           $1,397,037,035

(a) Non-income producing security.

    Glossary of Terms:

    ADR - American Depositary Receipt.

    See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 47


ALLIANCEBERNSTEIN FAMILY OF FUNDS

---------------------------------
WEALTH STRATEGIES FUNDS
---------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------
BLENDED STYLE FUNDS
---------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------
GROWTH FUNDS
---------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------
VALUE FUNDS
---------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------
TAXABLE BOND FUNDS
---------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------
MUNICIPAL BOND FUNDS
---------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

---------------------------------
INTERMEDIATE MUNICIPAL BOND FUNDS
---------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------
CLOSED-END FUNDS
---------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ABBSAR0805



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                       Audit     Audit-Related     Tax
                                                       Fees          Fees          Fees
                                                     ---------   -------------   --------
U.S. Large Cap Portfolio      June 30, 2004          $39,000         $6,936      $14,900
                              September 30, 2004 *   $25,500         $1,020      $ 8,600
                              August 31, 2005 **     $42,000         $3,680      $20,850

* During the course of calendar year 2004, the Fund changed its fiscal year end from June 30 to September 30. Fees shown are for the period July 1, 2004 through September 30, 2004.

** During the course of calendar year 2005, the Fund changed its fiscal year end from September 30 to August 31. Fees for 2005 are for the period October 1, 2004 through August 31, 2005.


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                     Total Amount of
                                                                                  Foregoing Column Pre-
                                                                                  approved by the Audit
                                                         All Fees for                   Committee
                                                      Non-Audit Services          (Portion Comprised of
                                                        Provided to the            Audit Related Fees)
                                                    Portfolio, the Adviser        (Portion Comprised of
                                                    and Service Affiliates               Tax Fees)
-----------------------------------------------------------------------------------------------------------

U.S. Large Cap Portfolio           June 30, 2004          $785,883                     [$21,836]
                                                                                       ($ 6,936)
                                                                                       ($14,900)
                                   September 30, 2004 *   $ 33,042                     [$ 9,620]
                                                                                       ($ 1,020)
                                                                                       ($ 8,600)
                                   August 31, 2005 **     $827,305                     [$24,530]
                                                                                       ($ 3,680)
                                                                                       ($20,850)

* During the course of calendar year 2004, the Fund changed its fiscal year end from June 30 to September 30. Fees shown are for the period July 1, 2004 through September 30, 2004.

** During the course of calendar year 2005, the Fund changed its fiscal year end from September 30 to August 31. Fees for 2005 are for the period October 1, 2004 through August 31, 2005.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------
12 (a) (1)        Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date:    October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date:    October 28, 2005


By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    October 28, 2005